UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: July 29, 2004

RENT-WAY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22026	25-1407782

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

One RentWay Place, Erie, Pennsylvania	16505

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 455-5378

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On July 29, 2004, Rent-Way, Inc. issued a news release announcing its financial results for the third quarter ended June 30, 2004. A copy of this news release is attached as Exhibit 99.1.

        The following information is being furnished pursuant to Item 12, and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENT-WAY, INC

Date: July 29, 2004 By: /S/ WILLIAM A. MCDONNELL
William A. McDonnell
Vice President and
Chief Financial Officer

Exhibit Index

No.	Description
99.1	News Release dated July 29, 2004